Specific targeting of tumors using a potent, unique prodrug GNSZ FEBRUARY 2014

SAFE HARBOR STATEMENT GNSZ | FEBRUARY 2014 PAGE 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements that are not historical facts are forward - looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements, which may include, but are not limited to, factors related to GenSpera's anticipated growth strategies, the outcome of its clinical trials, future business development, ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on GenSpera should contact GenSpera to receive GenSpera's most recent financial reports. This presentation was developed by GenSpera and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This presentation is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of presentation and are subject to change without notice.

GENSPERA OVERVIEW GNSZ | FEBRUARY 2014 PAGE 3 Highly differentiated, targeted therapeutic agent with encouraging clinical data • Platform technology developed over 15 years at Johns Hopkins University • Large market - G - 202 expected to be useful in most types of tumors • Completed Phase I with encouraging data in liver cancer • Benign side effect profile in human patients • Ongoing Phase II in liver cancer patients who have failed Nexavar® therapy; early data look promising • Phase II glioblastoma trial to begin 1Q14

A NOVEL CYTOTOXIN GNSZ | FEBRUARY 2014 PAGE 4 • Active ingredient from Thapsia garganica – a Mediterranean plant used for centuries in folk remedies • Unique molecular mechanism of action • Potent inhibitor of the intracellular SERCA pump • Kills cancer cells independently of growth rate • Completely indiscriminate – must be delivered directly to tumor Thapsigargin

PLATFORM TECHNOLOGY


12ADT
PEPTIDE ATTACHED
G-202
DELIVERED TO TUMOR
12ADT
cleaved peptide

- Derived from *T. garganica* plant (exclusive supply agreements in place)
- Well-characterized, broad spectrum toxin
- Kills:
  - Slow- and fast-growing cancer cells
  - New and established tumor vasculature
- **Patent-Protected***

- Masking/targeting peptide attached to 12ADT
- Renders 12ADT:
  - Inactive
  - Soluble
  - Tumor selective
- Intravenous delivery
- **Patent-Protected***

- Prostate-Specific Membrane Antigen (PSMA) , a cell-surface enzyme on prostate cancer cells & other solid tumor associated vasculature
- PSMA cleaves masking/ targeting peptide and liberates 12ADT from G-202
- Localized 12ADT destroys target cells and bystanders
- **Patent-Protected***

GNSZ | FEBRUARY 2014

PAGE 5

G - 202 PHASE I RESULTS GNSZ | FEBRUARY 2014 PAGE 6 • Recommended dosing regimen: IV infusion, 40 mg/m 2 on Day 1, 67 mg/m 2 on Days 2 and 3 of 28 - day schedule with hydration and standard pre - meds • Side Effect Profile: Easily managed minimal side effects - fatigue, nausea on Day 1, transient rash and/or elevation of serum creatinine. No apparent effect on liver, bone marrow or cardiovascular system. • Opportunities: Combination with other drugs including immunotherapies

HEPATOCELLULAR CARCINOMA GNSZ | FEBRUARY 2014 PAGE 7 • Hepatocellular carcinoma (HCC) is the most common type of liver cancer • 6 th most common type of cancer worldwide and 3 rd most common cause of cancer deaths worldwide • 75% of HCC patients are in Asia - Pacific Rim with ~360,000 deaths annually • Only one approved drug (Nexavar®) – provides ~ 2 - 3 month increase in median survival

G - 202 PHASE Ib : Results in Patients with HCC GNSZ | FEBRUARY 2014 PAGE 8 Time to Progression (TTP) Month 1 2 3 4 5 6 7 8 9 10 11 12 Patient A B C 18 m D E Median time to progression after failure on Nexavar® therapy in patients with advanced HCC (liver cancer) is ~ 2 months.

G - 202 PHASE II LIVER CANCER GNSZ | FEBRUARY 2014 PAGE 9 • Population: Patients with progressive advanced hepatocellular cancer (HCC) following Nexavar® therapy • Primary Endpoint: Time to disease progression (TTP) • Early Data: Observed prolonged disease stabilization in a few patients. • Safety data are similar to Phase I profile

G - 202 PHASE II GLIOBLASTOMA GNSZ | FEBRUARY 2014 PAGE 10 • Glioblastoma multiforme (GBM) is the most common type of primary brain malignancy • Characterized by high PSMA expression in vasculature • Phase II GBM open label study to begin 1Q14 – Patients with progressive or recurrent GBM following at least one prior regimen – Primary endpoint is six - month progression - free survival – Interim data expected 1Q15

SUMMARY AND MILESTONES GNSZ | FEBRUARY 2014 PAGE 11 • G - 202 is a highly differentiated, targeted oncology agent with a unique mechanism of action • Encouraging Phase I human clinical data in liver cancer • Phase II liver cancer trial underway – early data are promising • Phase II glioblastoma trial to begin Q1 2014 • Benign side effect profile – opportunities for drug combinations • Anticipated out - license or partnering subsequent to Phase II

Specific targeting of tumors using a potent, unique prodrug GNSZ FEBRUARY 2014